                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

FICO SCORE                 FULL DOC   LIMITED (LIV) DOC   STATED (NIV) DOC  ALL DOCS   WAC     AVG PRIN BAL   CURRENT LTV
--------------------       --------   -----------------   ----------------  --------  -----    ------------   -----------
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550                     0.52%               0.00%              0.00%    0.52%  7.617%     339,333.38        73.27%
551 TO 600                     4.38%               0.16%              0.22%    4.77%  7.219%     295,157.00        80.58%
601 TO 650                    29.30%               0.58%              2.68%   32.56%  6.895%     287,068.18        83.40%
651 TO 700                    19.36%               1.37%             14.11%   34.84%  6.952%     248,951.14        83.59%
701 TO 750                     7.24%               0.22%             13.47%   20.93%  6.835%     253,226.51        84.38%
751 TO 800                     3.16%               0.21%              2.83%    6.21%  6.731%     252,204.69        84.87%
801 TO 850                     0.00%               0.00%              0.18%    0.18%  6.898%     237,973.95        84.00%
                              -----                ----              -----   ------   -----      ----------        -----
TOTAL                         63.98%               2.53%             33.49%  100.00%  6.911%     263,811.36        83.58%
                              -----                ----              -----   ------   -----      ----------        -----

LTV & FICO

CURRENT LTV     FICO <500 501-550  551-600  601-650  651-700 701-750  751-800 801-850  TOTAL  AVG PRIN BAL  WAC
--------------- --------- -------  -------  -------  ------- -------  ------- -------  -----  ------------ -----
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00
30.01 TO 40.00
40.01 TO 50.00
50.01 TO 60.00               0.05%    0.00%    0.52%   0.17%    0.00%   0.00%   0.00%   0.74%  319,072.25  6.775
60.01 TO 70.00               0.14%    0.38%    1.12%   1.06%    0.49%   0.19%   0.00%   3.38%  439,484.62  6.289
70.01 TO 80.00               0.33%    3.33%   20.23%  23.86%   14.32%   4.12%   0.15%  66.33%  420,817.90  6.257
80.01 TO 90.00               0.00%    0.64%    4.08%   2.60%    1.60%   0.18%   0.00%   9.10%  292,202.91  7.030
90.01 TO 100.00              0.00%    0.43%    6.61%   7.15%    4.52%   1.71%   0.04%  20.46%  113,454.38  9.087
                             ----     ----    -----   -----    -----    ----    ----  ------   ----------  -----
TOTAL                        0.52%    4.77%   32.56%  34.84%   20.93%   6.21%   0.18% 100.00%  263,811.36  6.911
                             ----     ----    -----   -----    -----    ----    ----  ------   ----------  -----

CURRENT LTV      GROSS MARGIN  LIMITED (LIV) DOC  STATED (NIV) DOC
---------------  ------------  -----------------  ----------------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00
30.01 TO 40.00
40.01 TO 50.00
50.01 TO 60.00          6.093             0.000%           26.117%
60.01 TO 70.00          5.541            16.167%           29.327%
70.01 TO 80.00          5.520             1.715%           36.302%
80.01 TO 90.00          6.127             4.348%           11.490%
90.01 TO 100.00         6.272             2.194%           35.135%
                        -----             -----            ------
TOTAL                   5.623             2.528%           33.495%
                        -----             -----            ------

PRIN BALANCE & FICO

PRIN BALANCE         FICO <=500  501-550   551-600   601-650   651-700  701-750  751-800  801-850   TOTAL  CURRENT LTV   WAC
-------------------  ----------  -------   -------   -------   -------  -------  -------  -------   -----  -----------  -----
(50,000 increments)
1 TO 50,000                         0.00%     0.01%     0.02%    0.12%    0.07%    0.00%    0.00%    0.21%      88.51%  9.147
50,001 TO 100,000                   0.00%     0.31%     2.51%    3.81%    2.18%    0.61%    0.04%    9.46%      99.02%  9.631
100,001 TO 150,000                  0.05%     0.14%     1.94%    2.73%    1.97%    0.60%    0.00%    7.43%      97.29%  9.166
150,001 TO 200,000                  0.00%     0.21%     0.72%    0.47%    0.21%    0.26%    0.00%    1.86%      88.40%  7.721
200,001 TO 250,000                  0.00%     0.00%     0.34%    0.68%    0.08%    0.09%    0.00%    1.19%      85.64%  7.350
300,001 TO 350,000                  0.00%     0.00%     0.12%    0.51%    0.13%    0.00%    0.00%    0.75%      81.48%  6.095
350,001 TO 400,000                  0.28%     1.59%     7.30%    7.73%    5.69%    1.19%    0.15%   23.93%      81.03%  6.413
400,001 TO 450,000                  0.00%     0.99%     7.77%    9.10%    3.39%    0.83%    0.00%   22.08%      80.16%  6.426
450,001 TO 500,000                  0.18%     0.91%     3.67%    4.42%    3.26%    1.45%    0.00%   13.90%      80.74%  6.266
500,001 TO 550,000                  0.00%     0.40%     3.60%    1.41%    1.81%    0.21%    0.00%    7.43%      81.20%  6.311
550,001 TO 600,000                  0.00%     0.22%     2.22%    1.58%    1.11%    0.44%    0.00%    5.57%      79.20%  6.311
600,001 TO 650,000                  0.00%     0.00%     1.19%    1.44%    0.49%    0.00%    0.00%    3.12%      78.05%  6.023
650,001 TO 700,000                  0.00%     0.00%     0.27%    0.51%    0.54%    0.25%    0.00%    1.57%      73.98%  6.067
700,001 TO 750,000                  0.00%     0.00%     0.56%    0.00%    0.00%    0.27%    0.00%    0.83%      78.28%  6.492
850,001 TO 900,000                  0.00%     0.00%     0.33%    0.34%    0.00%    0.00%    0.00%    0.67%      77.45%  6.186
                                    ----      ----     -----    -----    -----     ----     ----   ------       -----   -----
TOTAL                               0.52%     4.77%    32.56%   34.84%   20.93%    6.21%    0.18%  100.00%      83.58%  6.911
                                    ----      ----     -----    -----    -----     ----     ----   ------       -----   -----

PRIN BALANCE          GROSS MARGIN  LIMITED (LIV) DOC  STATED (NIV) DOC
-------------------   ------------  -----------------  ----------------
(50,000 increments)
1 TO 50,000                      -              0.00%            57.96%
50,001 TO 100,000            5.875              2.37%            43.50%
100,001 TO 150,000           5.883              1.43%            43.88%
150,001 TO 200,000           6.184              0.00%             7.69%
200,001 TO 250,000           5.680              7.13%             7.64%
300,001 TO 350,000           5.595              0.00%            17.69%
350,001 TO 400,000           5.681              1.87%            41.43%
400,001 TO 450,000           5.701              2.95%            42.94%
450,001 TO 500,000           5.531              1.26%            30.13%
500,001 TO 550,000           5.494              5.45%            21.57%
550,001 TO 600,000           5.631              7.82%             8.02%
600,001 TO 650,000           5.290              0.00%             0.00%
650,001 TO 700,000           5.316              0.00%             0.00%
700,001 TO 750,000           5.660              0.00%             0.00%
850,001 TO 900,000           5.431              0.00%             0.00%
                             -----              ----             -----
TOTAL                        5.623              2.53%            33.50%
                             -----              ----             -----

PREPAYMENT PENALTY & FICO

PREPAYMENT PENALTY TERM      <=500 501-550  551-600  601-650  651-700   701-750  751-800  801-850   TOTAL   CURRENT LTV    WAC
-------------------------    ----- -------  -------  -------  -------   -------  -------  -------   -----   -----------   ------
(whatever increments)
0                                     0.00%    0.17%    2.36%   1.62%     1.67%   0.06%     0.00%    5.89%       87.89%   8.0391
12                                    0.00%    0.32%    2.69%   2.75%     1.67%   0.96%     0.00%    8.39%       82.12%   6.7447
24                                    0.33%    3.39%   20.35%  23.04%    14.00%   4.41%     0.18%   65.71%       84.08%   6.9998
36                                    0.00%    0.67%    5.81%   5.12%     2.71%   0.62%     0.00%   14.94%       81.64%   6.3689
60                                    0.20%    0.21%    1.35%   2.30%     0.87%   0.15%     0.00%    5.08%       80.14%   6.3262
                                      ----     ----    -----   -----     -----    ----      ----   ------        -----    ------
TOTAL                                 0.52%    4.77%   32.56%  34.84%    20.93%   6.21%     0.18%  100.00%       83.58%   6.9112
                                      ----     ----    -----   -----     -----    ----      ----   ------        -----    ------

PREPAYMENT PENALTY TERM      GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
-------------------------    ------------  ------------  -----------------  ----------------
(whatever increments)
0                                  6.0648    207,010.91              1.15%            18.52%
12                                 5.6704    325,847.08              4.71%            24.33%
24                                 5.6374    250,605.59              1.88%            40.34%
36                                 5.3528    369,994.93              4.99%            18.20%
60                                 5.8083    227,671.78              1.67%            22.44%
                                   ------    ----------              ----             -----
TOTAL                              5.6228    263,811.36              2.53%            33.50%
                                   ------    ----------              ----             -----

MORTG RATES & FICO

MORTG RATES         FICO <=500  501-550  551-600   601-650  651-700 701-750  751-800  801-850   TOTAL   CURRENT LTV    WAC
------------------  ----------  -------  -------   -------  ------- -------  -------  -------  ------   -----------  -------
(50 bps increment)
4.501 TO 5.000                     0.00%    0.00%     0.00%   0.24%   0.00%   0.00%     0.00%    0.24%       79.83%    4.997
5.001 TO 5.500                     0.00%    0.14%     2.68%   3.73%   2.34%   0.68%     0.00%    9.56%       78.61%    5.393
5.501 TO 6.000                     0.00%    0.17%    10.12%   7.21%   3.73%   1.63%     0.00%   22.86%       79.23%    5.847
6.001 TO 6.500                     0.00%    0.86%     7.71%   6.33%   6.85%   1.64%     0.15%   23.54%       80.66%    6.374
6.501 TO 7.000                     0.14%    2.44%     3.98%   7.45%   1.87%   0.51%     0.00%   16.40%       80.29%    6.818
7.001 TO 7.500                     0.24%    0.26%     1.48%   2.03%   1.07%   0.15%     0.00%    5.24%       82.70%    7.339
7.501 TO 8.000                     0.00%    0.44%     1.21%   1.03%   1.09%   0.21%     0.00%    3.98%       87.03%    7.786
8.001 TO 8.500                     0.00%    0.00%     0.36%   0.60%   1.15%   0.64%     0.00%    2.74%       94.76%    8.345
8.501 TO 9.000                     0.14%    0.00%     0.65%   1.49%   2.09%   0.73%     0.04%    5.14%       98.17%    8.903
9.001 TO 9.500                     0.00%    0.00%     0.55%   1.98%   0.53%   0.00%     0.00%    3.05%       99.09%    9.351
9.501 TO 10.000                    0.00%    0.00%     0.58%   1.68%   0.18%   0.00%     0.00%    2.45%       97.53%    9.813
10.001 TO 10.500                   0.00%    0.00%     0.56%   0.51%   0.00%   0.00%     0.00%    1.07%       98.74%   10.394
10.501 TO 11.000                   0.00%    0.23%     1.91%   0.48%   0.03%   0.00%     0.00%    2.64%       98.85%   10.830
11.001 TO 11.500                   0.00%    0.22%     0.49%   0.05%   0.00%   0.00%     0.00%    0.76%       99.45%   11.348
11.501 TO 12.000                   0.00%    0.00%     0.29%   0.03%   0.00%   0.00%     0.00%    0.32%       99.99%   11.752
                                   ----     ----     -----   -----   -----    ----      ----   ------        -----   -------
TOTAL:                             0.52%    4.77%    32.56%  34.84%  20.93%   6.21%     0.18%  100.00%       83.58%  6.91116
                                   ----     ----     -----   -----   -----    ----      ----   ------        -----   -------

MORTG RATES         GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
------------------  ------------  ------------  -----------------  ----------------
(50 bps increment)
4.501 TO 5.000            4.4966    307,223.75              0.00%             0.00%
5.001 TO 5.500            4.6443    451,935.49              5.61%             1.61%
5.501 TO 6.000            5.1254    424,807.37              4.36%            14.60%
6.001 TO 6.500            5.6554    416,554.37              1.26%            40.99%
6.501 TO 7.000            6.1302    426,648.86              2.25%            42.01%
7.001 TO 7.500            6.4769    389,137.95              0.00%            60.51%
7.501 TO 8.000            6.9851    246,769.76              0.00%            52.75%
8.001 TO 8.500            7.5350    132,224.49              0.00%            49.97%
8.501 TO 9.000            8.1633    102,134.45              1.36%            65.75%
9.001 TO 9.500                 -    101,832.13              0.96%            48.56%
9.501 TO 10.000                -     92,194.27              3.61%            38.44%
10.001 TO 10.500               -     96,366.98              7.76%            41.53%
10.501 TO 11.000               -     91,548.92              1.10%            17.30%
11.001 TO 11.500               -     94,319.96              0.00%            15.10%
11.501 TO 12.000               -    103,245.04              9.68%             0.00%
                          ------    ----------              ----             -----
TOTAL:                    5.6228    263,811.36              2.53%            33.50%
                          ------    ----------              ----             -----

MORTG RATES & LTV

MORTG RATES         LTV 0-10  LTV 11-20  21-30  31-40   41-50  51-60  61-70  71-80   81-90  91-100   TOTAL   AVG FICO
-----------------   --------  ---------  -----  -----   -----  -----  -----  -----   -----  ------   -----   --------
(50 bps increment)
4.501 TO 5.000          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.24%  0.00%   0.00%    0.24%   681.290
5.001 TO 5.500          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.65%   8.91%  0.00%   0.00%    9.56%   677.560
5.501 TO 6.000          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  1.09%  20.87%  0.75%   0.15%   22.86%   665.580
6.001 TO 6.500          0.00%      0.00%  0.00%  0.00%  0.00%  0.22%  0.52%  18.49%  3.31%   1.00%   23.54%   675.570
6.501 TO 7.000          0.00%      0.00%  0.00%  0.00%  0.00%  0.27%  0.74%  12.45%  1.79%   1.15%   16.40%   655.530
7.001 TO 7.500          0.00%      0.00%  0.00%  0.00%  0.00%  0.10%  0.30%   3.19%  0.77%   0.88%    5.24%   663.760
7.501 TO 8.000          0.00%      0.00%  0.00%  0.00%  0.00%  0.14%  0.00%   1.33%  1.52%   0.98%    3.98%   668.080
8.001 TO 8.500          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.49%  0.41%   1.84%    2.74%   714.250
8.501 TO 9.000          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.31%  0.20%   4.63%    5.14%   699.250
9.001 TO 9.500          0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.03%  0.06%   2.96%    3.05%   677.260
9.501 TO 10.000         0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.08%   0.00%  0.15%   2.22%    2.45%   664.370
10.001 TO 10.500        0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.02%  0.03%   1.02%    1.07%   646.870
10.501 TO 11.000        0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.07%   2.57%    2.64%   627.570
11.001 TO 11.500        0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.03%   0.73%    0.76%   619.040
11.501 TO 12.000        0.00%      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%   0.00%  0.00%   0.32%    0.32%   631.700
                        ----       ----   ----   ----   ----   ----   ----   -----   ----   -----   ------    -------
TOTAL:                  0.00%      0.00%  0.00%  0.00%  0.00%  0.74%  3.38%  66.33%  9.10%  20.46%  100.00%   669.200
                        ----       ----   ----   ----   ----   ----   ----   -----   ----   -----   ------    -------

MORTG RATES          GROSS MARGIN  AVG PRIN BAL  LIMITED (LIV) DOC  STATED (NIV) DOC
-----------------    ------------  ------------  -----------------  ----------------
(50 bps increment)
4.501 TO 5.000              4.497    307,223.75              0.00%        0.00%
5.001 TO 5.500              4.644    451,935.49              5.61%        1.61%
5.501 TO 6.000              5.125    424,807.37              4.36%       14.60%
6.001 TO 6.500              5.655    416,554.37              1.26%       40.99%
6.501 TO 7.000              6.130    426,648.86              2.25%       42.01%
7.001 TO 7.500              6.477    389,137.95              0.00%       60.51%
7.501 TO 8.000              6.985    246,769.76              0.00%       52.75%
8.001 TO 8.500              7.535    132,224.49              0.00%       49.97%
8.501 TO 9.000              8.163    102,134.45              1.36%       65.75%
9.001 TO 9.500                  -    101,832.13              0.96%       48.56%
9.501 TO 10.000                 -     92,194.27              3.61%       38.44%
10.001 TO 10.500                -     96,366.98              7.76%       41.53%
10.501 TO 11.000                -     91,548.92              1.10%       17.30%
11.001 TO 11.500                -     94,319.96              0.00%       15.10%
11.501 TO 12.000                -    103,245.04              9.68%        0.00%
                            -----    ----------              ----        -----
TOTAL:                      5.623    263,811.36              2.53%       33.50%
                            -----    ----------              ----        -----